SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 17, 2005

BioCryst Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification #)

2190 Parkway Lake Drive, Birmingham, Alabama 35244
(Address of Principal Executive Office)

(205) 444-4600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.
Item 8.01. Other Events and Regulation FD Disclosure.
Item 9.01. Exhibits.
SIGNATURES
EXHIBIT INDEX
Stock Purchase Agreement
Placement Agency Agreement
Press Release

Item 1.01 Entry Into A Material Definitive Agreement.

     On February 9, 2005, Registrant entered into a Placement Agency Agreement with Leerink Swann & Company in connection with a registered direct offering of 4,350,000 shares of its common stock at an offering price of $5.50 per share to certain investors (the “Offering”). The common stock will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission in connection with a shelf takedown from Registrant’s registration statement on Form S-3 (333-111226), filed on December 16, 2003 and which became effective on January 5, 2004.

     The Placement Agency Agreement is being filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference into the shelf registration statement.

     On February 17, 2005, Registrant entered into a Stock Purchase Agreement with Baker Bros. Investments, L.P., Baker Biotech Fund II, L.P., Baker Bros. Investments II, L.P., Baker Biotech Fund II (Z), L.P., Baker/Tisch Investments, L.P., Baker Biotech Fund III, L.P., Baker Biotech Fund I, L.P., Baker Biotech Fund III (Z), L.P., and 14159, L.P. As part of this agreement, Registrant granted these investors the right to appoint a member to its board of directors effective as of the closing of the offering. The Stock Purchase Agreement is being filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference into the shelf registration statement.

     Registrant has entered into purchase agreements substantially in the form as Exhibit 4.1 to this Current Report on Form 8-K directly with each investor in connection with the Offering, and will only sell shares of its common stock in the Offering to investors who have entered into such a purchase agreement.

     The Offering is expected to close on or about February 18, 2005, subject to certain closing conditions.

Item 8.01. Other Events and Regulation FD Disclosure.

     On February 17, 2005, Registrant issued a press release announcing the execution of the Placement Agency Agreement and a registered direct offering of its shares of common stock. The press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein and incorporated by reference into the shelf registration statement.

     Neither the filing of any press release as an exhibit to this Current Report on Form 8-K nor the inclusion in such press release of a reference to Registrant’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet address into this Current Report on Form 8-K. The information available at Registrant’s Internet address is not part of this Current Report on Form 8-K or any other report filed by Registrant with the Securities and Exchange Commission.

Item 9.01. Exhibits.

Item	Description
4.1	Stock Purchase Agreement, dated as of February 17, 2005, by and among BioCryst Pharmaceuticals, Inc., Baker Bros. Investments, L.P., Baker Biotech Fund II, L.P., Baker Bros. Investments II, L.P., Baker Biotech Fund II (Z), L.P., Baker/Tisch Investments, L.P., Baker Biotech Fund III, L.P., Baker Biotech Fund I, L.P., Baker Biotech Fund III (Z), L.P., and 14159, L.P.

10.1	Placement Agency Agreement, dated as of February 9, 2005, by and between BioCryst Pharmaceuticals, Inc. and Leerink Swann & Company.

99.1	Press release dated February 17, 2005 entitled “BioCryst To Raise Approximately $23.9 Million Through Sale of Common Stock”.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2005	BioCryst Pharmaceuticals, Inc.
	By:	/s/ Charles E. Bugg
Charles E. Bugg, Ph.D.
Chairman and Chief Executive Officer

	By:	/s/ Michael A. Darwin
Michael A. Darwin
Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Item	Description
4.1	Stock Purchase Agreement, dated as of February 17, 2005, by and among BioCryst Pharmaceuticals, Inc., Baker Bros. Investments, L.P., Baker Biotech Fund II, L.P., Baker Bros. Investments II, L.P., Baker Biotech Fund II (Z), L.P., Baker/Tisch Investments, L.P., Baker Biotech Fund III, L.P., Baker Biotech Fund I, L.P., Baker Biotech Fund III (Z), L.P., and 14159, L.P.

10.1	Placement Agency Agreement, dated as of February 9, 2005, by and between BioCryst Pharmaceuticals, Inc. and Leerink Swann & Company.

99.1	Press release dated February 17, 2005 entitled “BioCryst To Raise Approximately $23.9 Million Through Sale of Common Stock”.